UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 2, 2007

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Senior Credit Agreement

On April 2, 2007, The Exploration Company of Delaware, Inc., a Delaware corporation (“TXCO”), entered into a four-year amended and restated credit agreement (the “Senior Credit Agreement”) with Bank of Montreal, a Canadian chartered bank acting through certain of its United States branches and agencies, including its Chicago, Illinois branch, as administrative agent, and each of the financial institutions party thereto. The Senior Credit Agreement amends and restates TXCO’s existing Senior Credit Agreement dated as of June 30, 2004, as amended from time to time.

The Senior Credit Agreement provides for revolving credit loans to be made to TXCO from time to time and letters of credit to be issued from time to time for the account of TXCO or any of its subsidiaries. The aggregate principal amount of the commitments of the lenders under the Senior Credit Agreement is $125,000,000. Availability under the Senior Credit Agreement is subject to a borrowing base. The initial borrowing base is $60,000,000. The borrowing base is redetermined semi-annually and upon requested special redeterminations.

The Senior Credit Agreement matures on April 2, 2011. TXCO’s obligations under the Senior Credit Agreement are secured by a first-priority security interest in TXCO’s and certain of its subsidiaries' proved oil and natural gas reserves and in the equity interests of such subsidiaries. In addition, TXCO’s obligations under the Senior Credit Agreement are guaranteed by such subsidiaries.

Loans under the Senior Credit Agreement are subject to floating rates of interest based on (1) the total amount outstanding under the Senior Credit Agreement in relation to the borrowing base and (2) whether the loan is a LIBOR loan or a base rate loan. LIBOR loans bear interest at the LIBOR rate plus the applicable margin (stated in terms of basis points) indicated in the following table, and base rate loans bear interest at the base rate plus the applicable margin (stated in terms of basis points) indicated in the following table:

Ratio of Total Outstandings to Borrowing Base	Applicable Margin for Base Rate Loans	Applicable Margin for LIBOR Rate Loans
Less than 30%	0.0	150.0
30% or Greater but Less than 60%	25.0	175.0
60% or Greater but Less than 90%	50.0	200.0
90% or Greater but Less than or Equal to 100%	75.0	225.0

Notwithstanding the foregoing, in the event the principal amounts outstanding exceed the borrowing base, the applicable margin for base rate loans will be 1.00% and the applicable margin for LIBOR rate loans will be 2.50%.

The “LIBOR rate” for any interest period (either one, two, three or six months or, if determined by Bank of Montreal to be available, one week or a greater number of months, in each case as selected by TXCO) is the rate per annum equal to the British Bankers Association Interest Settlement Rate, as published on the Telerate screen or another source designated by Bank of Montreal, for deposits in United States dollars for a similar interest period. The “base rate” is calculated as the higher of (1) the annual rate of interest announced by Bank of Montreal. as its “base rate” and (2) the federal funds effective rate plus 0.5%.

Under the Senior Credit Agreement TXCO will also be required to pay a commitment fee on the difference between amounts available under the borrowing base and amounts actually borrowed. The commitment fee shall be (1) 0.375%, so long as the ratio of amounts outstanding under the Senior Credit Agreement to the borrowing base is less than 30%, and (2) 0.50%, in the event such ratio is 30% or greater.

As of April 2, 2007, the aggregate principal amount of loans outstanding under the Senior Credit Agreement was $41,817,232.45. Borrowings under the Senior Credit Agreement may be repaid and reborrowed from time to time without penalty.

The Senior Credit Agreement contains certain restrictive covenants which, among other things, limit the incurrence of additional debt, investments, liens, dividends, redemptions of capital stock, prepayments of indebtedness, asset dispositions, mergers and consolidations, transactions with affiliates, derivative contracts, sale leasebacks and other matters customarily restricted in such agreements. The Senior Credit Agreement will require TXCO and its subsidiaries to meet a maximum consolidated leverage ratio of 3.00 to 1.00, a minimum current assets to current liabilities ratio of 1.00 to 1.00, a minimum interest coverage ratio of 2.50 to 1.00 and a minimum net present value to consolidated total debt ratio of 1.50 to 1.00.

The Senior Credit Agreement contains customary events of default, including without limitation, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain other material indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, judgment defaults in excess of specified amounts, failure of any guaranty or security document supporting the Senior Credit Agreement and change of control. If an event of default occurs and is continuing, lenders with a majority of the aggregate commitments may require Bank of Montreal to declare all amounts outstanding under the Senior Credit Agreement to be immediately due and payable.

Second Lien Term Loan Agreement

On April 2, 2007, TXCO entered into a five-year term loan agreement (the “Term Loan Agreement”) with Bank of Montreal, a Canadian chartered bank acting through certain of its United States branches and agencies, including its Chicago, Illinois branch, as administrative agent, and each of the financial institutions party thereto.

The Term Loan Agreement provides for term loans to be made to TXCO in a single draw in an aggregate principal amount not to exceed $80,000,000.

The Term Loan Agreement matures on April 2, 2012. TXCO’s obligations under the Term Loan Agreement are secured by a second-priority security interest in TXCO’s and certain of its subsidiaries' proved oil and natural gas reserves and in the equity interests of such subsidiaries. In addition, TXCO’s obligations under the Term Loan Agreement are guaranteed by such subsidiaries.

Loans under the Term Loan Agreement are subject to floating rates of interest equal to, at TXCO’s option, the LIBOR rate plus 4.50% or the base rate plus 3.50%. The “LIBOR rate” and the base rate are calculated in the same manner as under the Senior Credit Agreement.

As of April 2, 2007, the aggregate principal amount of loans outstanding under the Term Loan Agreement was $80,000,000. Borrowings under the Term Loan Agreement may be repaid (but not reborrowed) subject to a prepayment premium equal to (i) 1.0%, if prepaid prior to April 2, 2008 and (ii) 0.0%, thereafter. Additionally, no prepayments are permitted if the ratio of the total amount outstanding under the Senior Credit Agreement to the borrowing base thereunder exceeds 75% or if any default exists under the Senior Credit Agreement.

The Term Loan Agreement contains certain restrictive covenants which, among other things, limit the incurrence of additional debt, investments, liens, dividends, redemptions of capital stock, prepayments of indebtedness, asset dispositions, mergers and consolidations, transactions with affiliates, derivative contracts, sale leasebacks and other matters customarily restricted in such agreements. The Term Loan Agreement will require TXCO and its subsidiaries to meet a maximum consolidated leverage ratio of 3.50 to 1.00, a minimum current assets to current liabilities ratio of 1.00 to 1.00, a minimum interest coverage ratio of 2.00 to 1.00 and a minimum net present value to consolidated total debt ratio of 1.50 to 1.00.

The Term Loan Agreement contains customary events of default, including without limitation, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain other material indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, judgment defaults in excess of specified amounts, failure of any guaranty or security document supporting the Term Loan Agreement and change of control. If an event of default occurs and is continuing, lenders with a majority of the aggregate outstanding term loans may require Bank of Montreal to declare all amounts outstanding under the Term Loan Agreement to be immediately due and payable.

The foregoing descriptions of the Senior Credit Agreement and the Term Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the Senior Credit Agreement and Term Loan Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Bank of Montreal, the other lenders under the Senior Credit Agreement and the Term Loan Agreement and their respective affiliates or predecessors have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial and commercial services for TXCO and its subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 2, 2007, the previously announced acquisition by TXCO of Output Exploration, LLC, a Delaware limited liability company (“Output”), became effective. Pursuant to the terms of the Agreement and Plan of Merger, dated as of February 20, 2007, as amended (the “Merger Agreement”), by and among TXCO, Output Acquisition Corp., a Texas corporation and wholly-owned subsidiary of TXCO (“Merger Sub”), and Output, Output merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of TXCO.

In connection with the Merger, TXCO paid to the holders of Output equity interests an aggregate of approximately $95.6 million, consisting of $91.6 million in cash and approximately 339,000 shares of TXCO common stock (the “Reserve Shares”). The Reserve Shares will be held by an escrow agent and released to TXCO to the extent necessary to satisfy indemnity claims made by TXCO under the Merger Agreement during the one-year period following the Merger. Any Reserve Shares not released to TXCO will be liquidated by the escrow agent and the net proceeds paid to the holders of Output equity interests converted in the Merger.

Concurrent with the closing, TXCO elected to terminate all hedges assumed in the acquisition with a payment of $4.8 million. BMO Capital Markets served as financial advisor to TXCO.

Prior to the Closing, Output sold its California operations and certain other assets to a third party purchaser; such operations and assets were not acquired by TXCO in the Merger.

The Merger was funded through borrowings under the Senior Credit Agreement and the Term Loan Agreement described in Item 1.01 of this Current Report on Form 8-K.

A copy of the Merger Agreement and Amendment No. 1 thereto are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to TXCO’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2007, and incorporated herein by reference.

A copy of a press release issued by TXCO announcing the closing of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of the Reserve Shares in connection with the Merger is expected to be exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Item 1.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2007, and incorporated herein by reference, contains a more detailed description of the Merger, and is incorporated into this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit Number	Exhibit Title

2.1
Agreement and Plan of Merger, dated February 20, 2007, by and among The Exploration Company of Delaware, Inc., Output Acquisition Corp., and Output Exploration, LLC (incorporated by reference to TXCO’s Current Report on Form 8-K filed on February 26, 2007).

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated February 23, 2007, by and among The Exploration Company of Delaware, Inc., Output Acquisition Corp., and Output Exploration, LLC (incorporated by reference to TXCO’s Current Report on Form 8-K filed on February 26, 2007).

10.1
Amended and Restated Credit Agreement, dated April 2, 2007, among The Exploration Company of Delaware, Inc., as Borrower, Output Acquisition Corp., as a Guarantor, the other Guarantors described therein, Bank of Montreal, as Lender and Administrative Agent for the Lenders, the other Lenders party thereto, and BMO Capital Markets Corp., as Arranger.

10.2
Term Loan Agreement, dated April 2, 2007, among The Exploration Company of Delaware, Inc., as Borrower, Output Acquisition Corp., as a Guarantor, the other Guarantors described therein, Bank of Montreal, as Lender and Administrative Agent for the Lenders, the other Lenders party thereto, and BMO Capital Markets Corp., as Arranger.

99.1	Press Release dated April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

THE EXPLORATION COMPANY OF DELAWARE, INC.

Dated: April 5, 2007	/s/ P. Mark Stark
P. Mark Stark Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1
Agreement and Plan of Merger, dated February 20, 2007, by and among The Exploration Company of Delaware, Inc., Output Acquisition Corp., and Output Exploration, LLC (incorporated by reference to TXCO’s Current Report on Form 8-K filed on February 26, 2007).

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated February 23, 2007, by and among The Exploration Company of Delaware, Inc., Output Acquisition Corp., and Output Exploration, LLC (incorporated by reference to TXCO’s Current Report on Form 8-K filed on February 26, 2007).

10.1
Amended and Restated Credit Agreement, dated April 2, 2007, among The Exploration Company of Delaware, Inc., as Borrower, Output Acquisition Corp., as a Guarantor, the other Guarantors described therein, Bank of Montreal, as Lender and Administrative Agent for the Lenders, the other Lenders party thereto, and BMO Capital Markets Corp., as Arranger.

10.2
Term Loan Agreement, dated April 2, 2007, among The Exploration Company of Delaware, Inc., as Borrower, Output Acquisition Corp., as a Guarantor, the other Guarantors described therein, Bank of Montreal, as Lender and Administrative Agent for the Lenders, the other Lenders party thereto, and BMO Capital Markets Corp., as Arranger.

99.1	Press Release dated April 2, 2007.

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